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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2004

                              PRACTICEXPERT, INC.
                              -------------------
             (Exact name of Registrant as Specified in its Charter)

           NEVADA                      0-30583                 87-0622329
           ------                      -------                 ----------
(State or Other Jurisdiction   (Commission file number)     (I.R.S. Employer
     of Incorporation or                                  Identification Number)
        Organization)

                       4130 CAHUENGA BOULEVARD, SUITE 215
                         TOLUCA LAKE, CALIFORNIA 91602
           (Address of Principal Executive Offices including Zip Code)

                                 (818) 655-9945
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 1, 2004, PracticeExpert, Inc. completed its acquisition of Singer MedScript, a medical transcription company located in Houston, Texas. The acquisition was consummated by PracticeExpert, Inc.'s wholly-owned subsidiary, PracticeExpert of Texas, Inc., which entered into the Agreement for Purchase and Sale of Assets with Bonnie Singer Bakal to acquire substantially all of the assets and assume certain liabilities and obligations of Singer MedScript for a purchase price of $300,000. The purchase price consisted of a cash payment of $150,000 at the closing and the issuance of a promissory note for $150,000 which bears interest of eight percent (8%) per annum and payable in 36 monthly installments of principal and interest commencing on April 1, 2004. The purchase price was determined in arms-length negotiations between the parties. The assets acquired in this acquisition include without limitation office equipment,

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computer hardware and software, inventory, supplies, customer accounts, contracts, permits and licenses, trade secrets and other proprietary information. The assets will continue to be used in PracticExpert's medical transcription business and for medical billing services.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

PracticExpert, Inc. intends to file by amendment to this report on Form 8-K such financial statements required by this item as soon as practical, but not later than 60 days after the date that the initial report on Form 8-K is required to be filed.

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

2.1 Agreement for Purchase and Sale of Assets dated February 23, 2004 between PracticExpert of Texas, Inc., and Bonnie Singer Bakal.

99.1 Press Release issued by PracticExpert, Inc. dated March 1, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PRACTICEXPERT, INC.

                               (REGISTRANT)

 Dated: March 15, 2004

                                By: /S/ JONATHAN DOCTOR
                                    ------------------------
                                    Jonathan Doctor
                                    CHIEF EXECUTIVE OFFICER


                                INDEX TO EXHIBITS

EXHIBIT

2.1 Agreement for Purchase and Sale of Assets dated February 23, 2004 between PracticExpert of Texas, Inc., and Bonnie Singer Bakal.

99.1 Press Release issued by PracticExpert, Inc. dated March 1, 2004.